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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

MESABI TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

MESABI TRUST
c/o Deutsche Bank Trust Company Americas
Trust & Agency Services
60 Wall Street, 16th Floor
New York, New York 10005

April 25, 2014

Dear Trust Certificate Holder:

        A special meeting of the Trust Certificate Holders of Mesabi Trust is scheduled to be held on June 4, 2014, at 11:00 a.m. local time, at the offices of Oppenheimer Wolff & Donnelly LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402 (the "Special Meeting"). Please find enclosed a Notice to Trust Certificate Holders, a Proxy Statement describing the business to be transacted at the meeting, and a form of Proxy for use in voting at the meeting.

        At the Special Meeting, you will be asked to approve a proposal seeking the appointment of a successor trustee of Mesabi Trust and to transact such other business as may properly come before the meeting.

        We hope that you will be able to attend the Special Meeting, and we urge you to read the enclosed Proxy Statement before you decide to vote. Even if you do not plan to attend, please complete, sign, date and return the enclosed Proxy as promptly as possible. It is very important that your units of beneficial interest be represented at the meeting.

Very truly yours,
DEUTSCHE BANK TRUST COMPANY AMERICAS Corporate Trustee of the Mesabi Trust Assistant Vice President

YOUR VOTE IS IMPORTANT

        All Trust Certificate Holders are cordially invited to attend the Special Meeting in person. However, to ensure your representation at the Special Meeting, you are urged to complete, sign, date and return, in the enclosed postage paid envelope, the enclosed Proxy as promptly as possible. Returning your proxy will help assure that a quorum will be present at the Special Meeting and avoid the added expense of conducting additional proxy solicitations. Any Trust Certificate Holder attending the Special Meeting may vote in person even if he or she has returned the Proxy.

MESABI TRUST
c/o Deutsche Bank Trust Company Americas
Trust & Agency Services
60 Wall Street, 16th Floor
New York, New York 10005

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE TRUST CERTIFICATE HOLDERS SPECIAL MEETING TO BE HELD ON JUNE 4, 2014

The Notice, Proxy Statement, Annual Report and directions to the meeting are available at

www.mesabi-trust.com.

MESABI TRUST
c/o Deutsche Bank Trust Company Americas
Trust & Agency Services
60 Wall Street, 16th Floor
New York, New York 10005

NOTICE OF SPECIAL MEETING OF TRUST CERTIFICATE HOLDERS
To Be Held on June 4, 2014

        In accordance with Section 14.2 of the Agreement of Trust dated as of July 18, 1961, as amended, (the "Agreement of Trust"), NOTICE IS HEREBY GIVEN that the Trustees have called a special meeting of the Trust Certificate Holders of Mesabi Trust to be held on June 4, 2014, at 11:00 a.m. local time, at the offices of Oppenheimer Wolff & Donnelly LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402 (the "Special Meeting"). The Special Meeting is called to consider and vote on the following matters:

  (1)
  the appointment of Michael P. Mlinar as an individual trustee to succeed Norman F. Sprague III;

  (2)
  the authorization of any motion to adjourn the Special Meeting, or any adjournments thereof, to a later date or dates, if necessary, to allow time for further solicitation of proxies in the event that a quorum is not present and/or there are insufficient votes present in person or represented by proxies at the Special Meeting to approve the proposals; and

  (3)
  the transaction of such other business as may properly come before the Special Meeting.

        Under the Agreement of Trust, each holder is entitled to one vote for each unit of beneficial interest represented by Trust Certificates registered in his or her name at the close of business on April 21, 2014 (the record date for the special meeting fixed by the Trustees in accordance with the Agreement of Trust). Only holders of record of units of beneficial interest of Mesabi Trust at the close of business on April 21, 2014 are entitled to notice of, and to vote at, the special meeting and any adjournment or postponement thereof. A list of Trust Certificate Holders entitled to vote at the special meeting will be available for inspection by Trust Certificate Holders for any purpose germane to the special meeting during regular business hours for the ten days preceding the special meeting at the Corporate Trustee's offices at 60 Wall Street, 16th Floor, New York, New York 10005 and also at the special meeting.

        WE URGE ALL TRUST CERTIFICATE HOLDERS TO ATTEND THE MEETING IN PERSON, IF POSSIBLE. IF YOU DO NOT PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO DATE, SIGN AND RETURN THE PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Trustees of Mesabi Trust,
DEUTSCHE BANK TRUST COMPANY AMERICAS Corporate Trustee of the Mesabi Trust Assistant Vice President
New York, New York April 25, 2014

MESABI TRUST
c/o Deutsche Bank Trust Company Americas
Trust & Agency Services
60 Wall Street, 16th Floor
New York, New York 10005
(615) 835-2749

PROXY STATEMENT
FOR
SPECIAL MEETING OF THE TRUST CERTIFICATE HOLDERS

        James A. Ehrenberg, Richard G. Lareau and Robert C. Berglund (the "Individual Trustees") together with Deutsche Bank Trust Company Americas (the "Corporate Trustee" and together with the Individual Trustees, the "Trustees"), request your proxy for use at the special meeting of Trust Certificate Holders to be held on June 4, 2014, at 11:00 a.m. local time, at the offices of Oppenheimer Wolff & Donnelly LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402, and at any adjournment or postponement thereof (the "Special Meeting"). By signing and returning the enclosed proxy (the "Proxy"), you authorize the persons named on the Proxy to represent you and to vote your units of beneficial interest ("Units") at the Special Meeting. This Proxy Statement and the form of proxy were first mailed to Trust Certificate Holders of Mesabi Trust (the "Trust") on or about April 25, 2014.

        If you attend the Special Meeting, you may vote in person. If you are not present at the Special Meeting, your Units can be voted only if you have returned a properly signed Proxy or are represented by another proxy. You may revoke your Proxy at any time before it is exercised at the Special Meeting by (a) signing and submitting a later-dated proxy to the Trust's proxy solicitation agent, Georgeson Inc., (b) delivering written notice of revocation of the Proxy to the Corporate Trustee, or (c) attending and voting in person at the Special Meeting. In the absence of any such revocation, Units represented by the persons named on the proxies will be voted at the Special Meeting.

        The Trustees do not expect that the cost of soliciting proxies will exceed the amount normally expended for a proxy solicitation for an election of directors or trustees and all such costs will be borne by the Trust. In addition to the use of the mail, some proxies may be solicited personally by the Trustees without additional compensation. Solicitation of proxies will be made by the Individual Trustees and certain employees of Georgeson Inc. Representatives of the Trustees may solicit proxies personally or by telephone, telegram or other forms of wire or electronic communication. The Trust may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of Units held of record by those companies. The Trust will reimburse persons holding Units in their names or in the names of their nominees for their expenses in sending the soliciting materials to their principals.

        The Trust has retained Georgeson Inc. for solicitation and advisory services in connection with this Proxy Statement and related proxy and authorization solicitations. It is estimated that Georgeson Inc. will be paid approximately $10,000 for its services as solicitation agent and will be reimbursed for its reasonable out-of-pocket expenses. The Trust has also agreed to indemnify Georgeson Inc. against certain liabilities and expenses which result from Georgeson Inc.'s performance of these proxy solicitation services.

        In order to limit the expense of further solicitation the Trustees urge you to promptly return the enclosed proxy. In the event you decide to attend the Special Meeting in person, you will be given an opportunity to vote your Units yourself should you desire to do so.

 VOTING AND QUORUM

        The only outstanding voting securities of the Trust are the Units. Each holder is entitled to one vote for each Unit registered in his or her name at the close of business on April 21, 2014 (the record date for the Special Meeting fixed by the Trustees in accordance with the Agreement of Trust dated as of July 18, 1961, as amended, (the "Agreement of Trust")). As of the close of business on April 21, 2014 there were 13,120,010 Units outstanding and entitled to be voted at the Special Meeting.

        The presence, in person or by proxy, of a majority of the Units outstanding as of April 21, 2014, shall constitute a quorum at the Special Meeting. Proposal One requires the affirmative vote of a majority of the Units outstanding (i.e. Trust Certificate Holders owning an aggregate of at least 6,560,006 Units) to approve the appointment of a successor trustee of the Trust. With regard to the appointment of a successor trustee, votes may be cast in favor or withheld with respect to the nominee. Votes that are withheld will be counted as present for purposes of the appointment of Trustees and, thus, will have the same effect as a vote "against" such election.

        The holders of a majority of the Units who are present or represented by proxy at the Special Meeting shall have the power to adjourn the Special Meeting from time to time without notice, other than an announcement at the Special Meeting of the time and place of the holding of the adjourned meeting, until a quorum is present. At any such adjourned meeting at which a quorum is present, any business may be transacted that may have been transacted at the Special Meeting had a quorum originally been present. Abstentions and broker non-votes will count in determining if a quorum is present at the Special Meeting. Proxies solicited by this Proxy Statement may be used to vote in favor of any motion to adjourn the Special Meeting. Whether or not a quorum is present, the persons named on the proxies intend to vote in favor of any motion to adjourn the Special Meeting to a subsequent day if, prior to the Special Meeting, such persons have not received sufficient proxies to approve the proposals described in this Proxy Statement. If such a motion is approved but sufficient proxies are not received by the time set for the resumption of the Special Meeting, this process will be repeated until sufficient proxies to vote in favor of the proposals described in this Proxy Statement have been received or it appears that sufficient proxies will not be received.

        In the event of a broker non-vote with respect to any issue coming before the Special Meeting, such non-voting Units will not be deemed present and entitled to vote as to that issue for purposes of determining the total number of Units represented in person or by proxy. A "broker non-vote" occurs if a broker or other nominee who is entitled to vote Units on behalf of a record owner has not received instructions with respect to a particular item to be voted on, and the broker or nominee does not otherwise have discretionary authority to vote on that matter. Under the rules of the New York Stock Exchange (the "NYSE"), brokers may vote a client's proxy in their own discretion on certain items even without instructions from the beneficial owner, but may not vote a client's proxy without voting instructions on "non-discretionary" items. The appointment of a successor trustee, for example, is considered a "non-discretionary" item.

        As of April 1, 2014, the Individual Trustees as a group had voting power over an aggregate of 29,000 Units, constituting less than 1% of the Units outstanding. The Individual Trustees intend to vote all those Units FOR the appointment of Mr. Michael P. Mlinar as the successor trustee.

PROPOSAL ONE—APPOINTMENT OF SUCCESSOR TRUSTEE

Nomination

        The Agreement of Trust provides that there are to be five Trustees of the Trust, one of whom must be a Corporate Trustee with the qualifications prescribed in the Agreement of Trust and four of whom must be individual citizens and residents of the United States. The Trustees do not hold office for specific terms but continue in office until such time as, in the case of the Individual Trustees, a Trustee resigns, or is removed, or dies, or becomes incapable of acting or is adjudged a bankrupt or insolvent. Whenever there shall be a vacancy in the office of an Individual Trustee, a successor shall be appointed by the holders of a majority in interest of the Units then outstanding.

        Upon learning that Norman F. Sprague III had passed away on March 14, 2014, the Trustees considered potential candidates to succeed Mr. Sprague. On March 27, 2014, the Trustees held a telephonic meeting during which they discussed Mr. Sprague's unexpected passing and considered the nomination of Michael P. Mlinar as a possible successor to Mr. Sprague III. The Trustees concluded that Mr. Mlinar would be uniquely qualified to fill the sudden and unfortunate vacancy.

        In deciding to nominate Mr. Mlinar, the Trustees discussed his credentials, which include a B.S in Mining Engineering from Michigan Technological University and over thirty-six years of experience in mining production and operations management with Cliffs Natural Resources, Inc., its predecessors and its subsidiaries (collectively, "Cliffs"). The Trustees discussed how Mr. Mlinar's work with Cliffs involved exposure to and employment at a variety of Cliffs' mining operations in the United States and Canada. The Trustees also discussed the fact that Mr. Mlinar spent the last two years of his career as a Vice President of Initiatives for all of Cliffs' iron mining operations. Prior to that, Mr. Mlinar had spent fifteen years as the General Manager at five mining operations operated by Cliffs. The Trustees believe that Mr. Mlinar's considerable experience with mining operations and management make him a highly qualified candidate to succeed Mr. Sprague. Based on these factors, the Trustees agreed to endorse his candidacy and nominate him for appointment by the Trust Certificate Holders. The Trustees, pursuant to their authority under the Mesabi Land Trust Agreement, appointed Mr. Michael Mlinar to succeed the late Mr. Norman F. Sprague III, M.D. as a trustee of the Mesabi Land Trust, of which Mesabi Trust is the sole trust certificate holder.

        Pursuant to Section 12.3 of the Agreement of Trust, upon the death of a Trustee, a vacancy shall be deemed to exist, upon which a successor shall be appointed by the holders of a majority in interest of the Units then outstanding. Pending such appointment, the remaining Trustees in office may take action in their capacity as Trustees at a meeting at which a quorum is present.

        The Trustees recommend that Trust Certificate Holders vote FOR the appointment of Mr. Mlinar as an individual Trustee of the Trust. For more information about Mr. Mlinar, see the section below under the heading "Additional Information about Nominee."

Required Vote

        According to Section 12.3 of the Agreement of Trust, the appointment of Mr. Mlinar as a successor trustee requires the affirmative vote of a majority of the Units outstanding (i.e. Trust Certificate Holders owning an aggregate of at least 6,560,006 Units). Accordingly, broker non-votes in the appointment of the successor trustee will have the effect of a vote against Mr. Mlinar. If the enclosed proxy is executed and returned, and you have indicated how you wish to vote, the proxy will be voted in accordance with your instructions. Should the enclosed proxy be executed and returned without instructions on how you wish to vote on this Proposal One, your proxy will be deemed to grant such authority and will be voted FOR the appointment of the Mr. Mlinar as a successor trustee to Norman F. Sprague III.

Failure to Approve Proposal One

        If the Trust Certificate Holders appoint Mr. Mlinar as successor trustee at the Special Meeting, Mr. Mlinar's appointment as Trustee will take effect upon the conclusion of the Special Meeting. In the event that the Trust Certificate Holders fail to appoint Mr. Mlinar as successor trustee at the Special Meeting by the affirmative vote of a majority of the outstanding Units, no successor trustee will be appointed without further action.

        In accordance with the Agreement of Trust, if no successor trustee is appointed within 90 days following the date on which a vacancy in the office of Trustee is created, then a successor trustee may be appointed by the Supreme Court of the State of New York, on the application of any Trust Certificate Holder upon such notice, if any, as the Court may deem proper and prescribe. In the event a Trust Certificate Holder files such an application, the court may appoint a temporary trustee at any time after such application is filed and the temporary trustee shall act only until a successor trustee shall have been appointed by the Trust Certificate Holders consistent with the provisions of the Agreement of Trust.

PROPOSAL TWO—AUTHORIZATION OF ANY MOTION TO ADJOURN

        If, at the Special Meeting, there are insufficient number of Units present in person or represented by proxies at the Special Meeting to constitute a quorum, or if Units voting in favor of one or more of the proposals is insufficient to approve such proposals, then, and only then, the Trustees intends to move to adjourn and postpone the Special Meeting to a later date or dates, if necessary, to enable the Trustees to solicit additional proxies and will ask Unitholders to vote only upon the adjournment and postponement of the Special Meeting, as described in this Proposal Two, and not any of the other proposals.

        The Trustees recommend that Trust Certificate Holders vote FOR the proposal to authorize the Trustees to adjourn and postpone the Special Meeting to allow time for the further solicitation of proxies.

Required Vote

        According to Section 14.6 of the Agreement of Trust, if less than a quorum is present at the Special Meeting, the persons holding or representing a majority of the Certificates of Beneficial Interest in the Trust (the "Trust Certificates") represented at the Special Meeting may adjourn such meeting with the same effect and for all intents and purposes as though a quorum has been present. According to Section 14.7 of the Agreement of Trust, the Special Meeting may be adjourned from time to time and such adjournment and adjournments of the Special Meeting may be held at such adjourned time and place without further notice.

OTHER PROPOSED ACTION

        As of the date of this proxy statement, the Trustees do not intend to bring any other matters before the Special Meeting, nor do the Trustees know of any matters which other persons intend to bring before the Special Meeting. If, however, any other matters requiring the vote of the Unitholders properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the recommendation of the Trustees. The persons designated as proxies will also have the right to approve any and all adjournments of the meeting for any reason.

 GENERAL INFORMATION

Information about Trustees and Nominee

        The present Trustees of the Trust and the nominee for election as an Individual Trustee and their principal occupations for the last five years, their ages and their terms in office as Trustees are set forth in the table below.

Name	Age	Trustee Since	Business Experience During Past Five Years
Deutsche Bank Trust Company Americas	N/A	1961	New York banking corporation
James A. Ehrenberg	71	2006	Until April 2005, Senior Vice President, Corporate Trust Services, U.S. Bank, N.A.
Richard G. Lareau	85	1990	Retired senior partner in the law firm of Oppenheimer Wolff & Donnelly LLP
Robert C. Berglund	67	2009	Retired mining engineer
Michael P. Mlinar	60	Nominee	Retired mining engineer

        There are no family relationships among any of the above persons.

Additional Information about Nominee

        Mr. Michael P. Mlinar retired from his position as Vice President of NAIO Initiatives at North American Iron Ore in 2013 after spending thirty-six years in mining production and operations management with Cliffs. Mr. Mlinar joined Cliffs in 1977 after graduating from Michigan Technical University in 1976 with a B.S. in Mining Engineering and then working as a research engineer at Continental Oil Company's Coal Field Research Center. From 1977 to 2003, Mr. Mlinar worked as an engineer at Tilden & Empire Mines from 1977 to 2003, eventually becoming a General Manager there. After 2003, he went on to become a General Manager and then Integration Lead at three different Cliffs subsidiaries: Hibbing Taconite & United Taconite, Northshore Mining, and Bloom Lake, eventually leaving in 2011 to become a Vice President at North American Iron Ore. Mr. Mlinar served as Chairman of the Iron Mining Association, President of St. John's School Board, and a member of the boards of directors of the Wells Fargo Bank Board, Lake Superior & Ishpeming Railroad Board, Lasco Development Corporation Board, and the Marquette General Hospiatl Board of Trustees. The Trustees, pursuant to their authority under the Mesabi Land Trust Agreement, appointed Mr. Michael Mlinar to succeed the late Mr. Norman F. Sprague III, M.D. as a trustee of the Mesabi Land Trust, of which Mesabi Trust is the sole trust certificate holder.

        Between 2005 and 2011, Mr. Mlinar, as the General Manager of Northshore Mining Company, provided to the Trust information regarding Northshore Mining Company's mining operations, some of which information was included in the Trust's annual reports on Form 10-K during such period. Since his retirement, Mr. Mlinar has not provided any services to Northshore or Cliffs, and has no contractual or other legal relationship with Northshore or Cliffs.

 TRUSTEE COMPENSATION

Compensation Discussion and Analysis

        The Trust does not have a board of directors, executive officers or any employees. The compensation paid to the Trustees is governed by the Agreement of Trust dated as of July 18, 1961, as amended, (the "Agreement of Trust"). The Trust does not use any compensation consultants.

        The Agreement of Trust does not provide for any stock awards, option awards, non-equity incentive plan compensation, change in pension value, nonqualified deferred compensation earnings or any other compensation. The Trust does not have severance agreements nor does it provide post-retirement benefits to the Trustees. Accordingly, all such tables have been omitted from this Proxy Statement.

        Pursuant to the Agreement of Trust, each Individual Trustee receives at least $20,000 in annual compensation for services as Trustee. Each year, annual Trustee compensation is adjusted up or down (but not below $20,000) in accordance with changes from the November 1981 level of 295.5 (the "1981 Escalation Level") in the All Commodities Producer Price Index (with 1967 = 100 as a base). The All Commodities Producer Price Index is published by the U.S. Department of Labor, Bureau of Labor Statistics. The adjustment is made at the end of each fiscal year and is calculated on the basis of the proportion between (a) the level of such index for the November preceding the end of such fiscal year, and (b) the 1981 Escalation Level. Any action to modify or otherwise vary the compensation of the Individual Trustees as provided by the Agreement of Trust must be approved by the affirmative vote of 66 2/3% of the outstanding units of beneficial interest. The Individual Trustees each received total compensation of $40,715 during the fiscal year ended January 31, 2014.

        Under the Agreement of Trust, the Corporate Trustee receives annual compensation in an amount equal to the greater of (i) $20,000, or such other amount determined in accordance with the adjustments described in the preceding paragraph, or (ii) one quarter of one percent (1/4 of 1%) of the trust moneys, exclusive of proceeds of sale of any part of the Trust Estate (as such terms are defined in the Agreement of Trust), received by the Trustees and distributed to Trust Certificate Holders.

        Additionally, each year the Corporate Trustee receives $62,500 (or more, if unanimously approved by the individual Trustees) to cover clerical and administrative services to Mesabi Trust other than services customarily performed as a registrar or transfer agent. In fiscal 2014, the Trust paid the Corporate Trustee $62,500 to cover clerical and administrative services to Mesabi Trust and $8,081 for services as the registrar and transfer agent of the Trust. The Corporate Trustee earned $121,094 in total compensation for the fiscal year ended January 31, 2014.

        Under the Agreement of Trust, the Individual Trustees may, in extraordinary circumstances, pay additional compensation to the Corporate Trustee. The decision to pay such compensation must be unanimously approved by the Individual Trustees. The Corporate Trustee did not receive any compensation for extraordinary services with respect to the year ended January 31, 2014.

Trustees' Compensation Report

        The Trustees have not designated a compensation committee and are not required to do so by applicable law or regulation. The Trustees, as a group, have reviewed and discussed the Compensation Discussion and Analysis ("CD&A") and based on such review and discussion have recommended that the CD&A be included in this Proxy Statement.

        This report is dated April 15, 2014.

MESABI TRUST
Deutsche Bank Trust Company Americas Robert C. Berglund James A. Ehrenberg Richard G. Lareau

        The foregoing Compensation Report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing Compensation Committee Report shall not be incorporated by reference into any such filings.

Summary Compensation Table

        The table below summarizes the total compensation earned by each of the Individual Trustees and the Corporate Trustee in the fiscal year ended January 31, 2014.

Name	Trustee Fees Earned ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Deutsche Bank Trust Company Americas, Corporate Trustee	$113,013	N/A	N/A	N/A	N/A	8,081	(1)	$121,094
Robert C. Berglund	$40,715	N/A	N/A	N/A	N/A	N/A		$40,715
James A. Ehrenberg	$40,715	N/A	N/A	N/A	N/A	N/A		$40,715
Richard G. Lareau	$40,715	N/A	N/A	N/A	N/A	N/A		$40,715
Norman F. Sprague III	$40,715	N/A	N/A	N/A	N/A	N/A		$40,715

(1)
Represents fees and disbursements paid to Deutsche Bank Trust Company Americas for its services as registrar and transfer agent of the Units.

 TRUST GOVERNANCE

        To carry out the Trustees' duties under the Agreement of Trust, the Trustees meet on a quarterly basis to discuss information and circumstances relevant to the Trust. The Trustees also conduct telephone conferences from time to time between the quarterly meetings to address developments that require more timely attention.

Committees

        The Trust is a publicly traded, pass-through royalty trust with its Trust Certificates listed on the New York Stock Exchange ("NYSE") and is therefore subject to extensive regulation under, among others, the Securities Act of 1933, the Securities Exchange Act of 1934, the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley"), each as amended, and the rules and regulations of the NYSE. Issuers failing to comply with such authorities risk serious consequences, including criminal as well as civil and administrative penalties. In most instances, these laws, rules and regulations do not specifically address their applicability to a publicly-traded pass-through royalty trust such as Mesabi Trust. In particular, Sarbanes-Oxley mandated the adoption by the Securities and Exchange Commission and NYSE of certain rules and regulations that are impossible for the Trust to literally satisfy because of its nature as a pass-through trust. Pursuant to NYSE rules, as a pass-through royalty trust, the Trust is exempt from many of the corporate governance requirements that apply to other publicly traded corporations. The Trust does not have, nor does the Agreement of Trust provide for, a board of directors, an audit committee, a corporate governance committee, a compensation committee or executive officers. The Trustees closely monitor the Securities and Exchange Commission's and NYSE's rulemaking activities and will comply with their rules and regulations to the extent applicable.

Audit Committee

        The Trust's activities are limited to collecting income, paying expenses and liabilities, distributing net income to the Trust Certificate Holders after the payment of, or provision for, such expenses and liabilities, and protecting and conserving the assets held. The Trust has not designated a separate audit committee comprised of independent committee members because of an exemption provided by Rule 10A-3 of the Securities Exchange Act of 1934, as amended. As such, the Trustees have not designated an "audit committee financial expert." The Trustees collectively perform the functions of an audit committee.

        The Trustees have adopted a Code of Ethics that applies to the Trustees. A copy of the Code of Ethics is incorporated by reference in Exhibit 14 of the Trust's Annual Report on Form 10-K for fiscal year 2014.

Meetings and Attendance

        To carry out the Trustees' duties under the Agreement of Trust, the Trustees meet on a quarterly basis to discuss information and circumstances relevant to the Trust. The Trustees also conduct telephone conferences from time to time between the quarterly meetings to address developments that require more timely attention. During fiscal year ending January 31, 2014, the Trustees participated in three in-person meetings and eight teleconferences.

        In the third quarter of each year, the Trustees' meeting is typically conducted in connection with the Trustees' annual inspection trip in which they personally visit and tour Northshore's mining operations and plant facilities located near Babbitt and in Silver Bay, Minnesota, respectively. During the inspection trip, the Trustees meet with and interview Northshore personnel with respect to Northshore's current operations, changes in operations, mining plans, capital equipment and facilities.

Biographical Information of Trustees

        Because Mesabi Trustees are appointed until they resign or are removed, at the time of nomination the Trustees believe that it is necessary for each Trustee to possess many qualities and skills. The present Trustees of Mesabi Trust principal occupations and directorships held with other public corporations during the past five years, or longer as material, their ages and the year first elected as a Trustee, are set forth below.

Robert C. Berglund Age: 67 Year Appointed as Individual Trustee: 2009 Retired Mining Engineer, Cliffs Natural Resources, Inc.
Mr. Berglund has extensive experience in the mining industry. He retired from his position as Vice President and General Manager of Northshore Mining Company in 2003 after spending thirty-five years in mining production and operations management with Cliffs. Mr. Berglund joined Cliffs after graduating from Penn State University in 1968 with a B.S. in Mining Engineering. From 1976 until 2003, Mr. Berglund worked onsite at various mines owned and operated by Cliffs across North America.
James A. Ehrenberg Age: 71 Year Appointed as Individual Trustee: 2006 Retired Vice President, U.S. Bank, N.A.
Mr. Ehrenberg has extensive experience serving as corporate trustee. Before retiring from his position as Senior Vice President of U.S. Bank, N.A. Mr. Ehrenberg spent nearly forty years in the corporate trust department of U.S. Bank, N.A. and its predecessor, First Trust Company of Saint Paul. From 1983 until April 2005, Mr. Ehrenberg was directly responsible for providing corporate trustee services to the Mesabi Land Trust of which Mesabi Trust is the sole trust certificate holder.
Richard G. Lareau Age: 85 Year Appointed as Individual Trustee: 1990 Retired lawyer, Oppenheimer Wolff & Donnelly LLP
Mr. Lareau was a senior partner until March 2014 in the law firm of Oppenheimer Wolff & Donnelly LLP with which firm he has been associated since 1956. Through his legal work, Mr. Lareau has represented numerous clients on a wide range of issues including, corporate, trust and real estate law. Over the course of his legal career, Mr. Lareau has also served as a director on the boards of numerous publicly-traded companies. During his service as a director on the boards of publicly-traded corporations, Mr. Lareau also served as a member, and frequently as chair, of board committees, including: audit, compensation, governance, nominating, and executive.

        The Trust believes that each of the Individual Trustees has a diversified background and extensive financial, business and industry specific expertise that make him an important resource in the oversight of the Trust's affairs. There are no family relationships among any of the Individual Trustees.

Trustee Nomination Process

        As a passive business organization, the Trust is not subject to the independence rules under Section 303A of the NYSE listed company manual. Also, as described below, the election of Trustees occurs infrequently. Accordingly, the Trust does not have a standing nomination committee, nor has it adopted a charter governing nominations.

        The Agreement of Trust provides for a Corporate Trustee and four Individual Trustees (collectively, the "Trustees"). The Trust does not have, nor does the Agreement of Trust provide for officers, a board of directors or any committees. Generally, the Trustees continue in office until their resignation or removal. Any Trustee may be removed at any time, with or without cause, by the holders of two-thirds in interest of the Trust Certificates then outstanding. In the case of an Individual Trustee, a successor is appointed if the Individual Trustee dies, becomes incapable of acting or is adjudged bankrupt or insolvent. In the case of the Corporate Trustee, a successor is appointed if a receiver of the Corporate Trustee or of its property is appointed, or if any public officer takes charge or control of the Corporate Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation. Successor Trustees can only be appointed by the holders of a majority in interest of the Trust Certificates then outstanding. Because such appointments are not made on a regular or periodic basis, the Trust does not have a standing nominating committee or a policy in place for the recommendation and nomination of successor trustees.

        Once elected, each Individual Trustee remains in that position until the earlier of such trustee's resignation, death, incapacity or such trustee's removal, with or without cause, at a Special Meeting of the Trust Certificate Holders by the affirmative vote of the holders of a majority of all the Units then outstanding. The Agreement of Trust does not establish any guidelines with respect to the nomination of successor trustees. At such time as a vacancy occurs in the Trustees, all of the remaining Trustees serve the function of a nominating committee and do so in accordance with the provisions of the Agreement of Trust. A copy of the Agreement of Trust, as amended, is on file with the Securities and Exchange Commission.

        Due to the infrequency of vacancies in the Trustees, the Trustees have not established a formal policy with regard to the consideration of candidates for a vacancy in the Trustees recommended by the Trust Certificate Holders. Should any Trust Certificate Holder seek to recommend a nominee, the Trustees may review the candidate's qualifications and take such action as appropriate in furtherance of the best interests of Trust.

        Mr. Mlinar was recommended for nomination by the Trustees and his nomination was approved by all the Trustees at a special telephonic meeting of the Trustees of Mesabi Trust and pursuant to an action by written consent resolution of the Trustees effective as of March 27, 2014.

Trust Certificate Holders' Communication with Trustees

        The Trustees have not established a formal policy for Trust Certificate Holders to send communications to the Trustees. Trust Certificate Holders may communicate with the Trustees by sending written communication Deutsche Bank Trust Company Americas, Corporate Trustee, Attn: Trust & Agency Services, 60 Wall Street, 27th Floor, New York, New York 10005. The Corporate Trustee will promptly forward any communication so received to the Trustees or an Individual Trustee specifically addressed in the communication. The Trust reserves the right to alter this process in the event that the process is abused, becomes unworkable or otherwise does not efficiently serve the purposes of the policy.

Pass-Through Royalty Trust Exemptions

        Because of its legal structure and character as a pass-through royalty trust, the Trust is exempt from Rule 10A-3 of the Securities Exchange Act and the Corporate Governance Standards set forth in Section 303A of the New York Stock Exchange's Listed Company Manual. The Trust does not have, nor does the Agreement of Trust, as amended, provide for, a board of directors, an audit committee, a corporate governance committee, a compensation committee or executive officers.

 INFORMATION REGARDING PRINCIPAL ACCOUNTANT

Current Independent Registered Public Accounting Firm

        The Trustees selected Baker Tilly Virchow Krause, LLP ("Baker Tilly") as the independent registered public accounting firm of the Trust for fiscal year 2014. Baker Tilly has served as the Trust's independent registered public accounting firm since 2012. Representatives of Baker Tilly will be present at the Special Meeting and will have an opportunity to make a statement if they desire. Such representatives are expected to be available to respond to questions as appropriate. Eide Bailly serves as a third-party consultant to the Trust and prepares the Trust's annual and quarterly financial statements in that capacity.

Fees Paid to Independent Accountants

        Audit Fees.    The aggregate fees paid during fiscal year 2014 for professional services rendered by Baker Tilly for the audit of the Trust's annual financial statements, the attestation report of the Trustees' assessment of internal control over financial reporting and review of the financial statements included in the Trust's quarterly reports on Form 10-Q were $49,050.

        The aggregate fees paid during fiscal year 2013 for professional services rendered by Baker Tilly for the audit of the Trust's annual financial statements, the audit of the Trustees' assessment of internal control over financial reporting and review of the financial statements included in the Trust's quarterly reports on Form 10-Q were $53,025.

        Audit-Related Fees.    No fees were paid to Baker Tilly for assurance and related services that were not reasonably related to the performance of the audit or review of the Trust's financial statements for fiscal year 2014 or fiscal year 2013.

        Tax Fees.    No fees were paid to Baker Tilly for tax compliance, tax advice and tax planning for Mesabi Trust for fiscal year 2014 or fiscal year 2013.

        All Other Fees.    No other fees were paid to Baker Tilly for services provided to Mesabi Trust, other than those described in item (a), for fiscal year 2014 or fiscal year 2013.

        Before the independent registered public accounting firm is engaged to perform audit and review services for the Trust, the Trustees approve the engagements. All services described in this section were approved by the Trustees.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
TRUSTEES, AND NOMINEE

        Based on information that has been obtained from Mesabi Trust's records and a review of statements of beneficial ownership filed with Mesabi Trust pursuant to Rule 13d-102 under the Securities Exchange Act of 1934, as amended, no person known to Mesabi Trust beneficially owns more than 5% of the Trust's Units outstanding as of April 1, 2014.

        The table below sets forth information as to the Units of Beneficial Interest in Mesabi Trust beneficially owned as of April 1, 2014 by the Trustees individually and as a group and by Michael P. Mlinar. Except as otherwise indicated and subject to applicable community property laws, each Trustee has sole voting and investment powers with respect to the securities listed. There were no Certificates of Beneficial Interest of Mesabi Trust pledged by the Trustees as of April 1, 2014. The Trust does not have any compensation plans under which securities of the Trust are authorized for issuance.

Name	Amount of Beneficial Ownership of Units		Percent of Class
Deutsche Bank Trust Company Americas	0		0
Robert C. Berglund	2,000		**
James A. Ehrenberg	3,000		**
Richard G. Lareau	24,000	(1)	**
All trustees as a group	29,000		**
Michael P. Mlinar(2)	2,499		**

**
Less than 1%

(1)
Includes 10,000 Units owned by Mr. Lareau's wife, over which Mr. Lareau does not have any investment or voting power and as to which Mr. Lareau disclaims any beneficial ownership.

(2)
Mr. Mlinar shares voting and investment power as to all 2,499 Units with his wife as joint tenants with right of survivorship.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Trust has no directors or executive officers. See the heading titled "Trustee Compensation" in this Proxy Statement for the remuneration received by the Individual Trustees and the Corporate Trustee for the fiscal year ended January 31, 2014 and the heading section titled "Security Ownership of Certain Beneficial Owners and Trustees" for information concerning units of beneficial interest owned by the Trustees. Mr. Richard G. Lareau, who became a Trustee on March 7, 1990, retired in March 2014 as an attorney in the law firm of Oppenheimer Wolff & Donnelly LLP, of Minneapolis, Minnesota. That firm has been retained by Mesabi Trust since 1961 to act with respect to matters of Minnesota law, and was retained in 1991 by the Trustees other than Mr. Lareau to act as general legal counsel. Mesabi Trust paid Oppenheimer Wolff & Donnelly LLP ("Oppenheimer") fees totaling $306,564 for legal services provided to the Trust during the fiscal year ended January 31, 2014 compared with fees totaling $214,629 for legal services provided to the Trust during fiscal year ended January 31, 2013.

        In each of the last three fiscal years, Oppenheimer represented the Trust and assisted the Trustees in the preparation and filing of the Trust's periodic and current reports with the Securities and Exchange Commission and related securities law compliance. Oppenheimer also advised the Trust on various other legal matters related to inquiries from third parties in the ordinary course of the Trust's administration. The total amount of Oppenheimer's legal fees for services rendered during fiscal 2014 increased approximately $91,935, or 42.8% as compared to fiscal 2013. The increase in legal fees in fiscal 2014, as compared to fiscal 2013, resulted primarily from the conduct of additional due diligence and review of agreements, vendor arrangements, real estate leases and lease amendments and additional regulatory compliance, including compliance with the Securities and Exchange Commission's mandatory XBRL rules.

        The total amount of Oppenheimer's legal fees for services rendered during fiscal 2013 decreased approximately $58,000, or 21.3% as compared to fiscal 2012. The decrease in legal fees in fiscal 2013, as compared to fiscal 2012, resulted from Oppenheimer's providing the Trust primarily with routine services related to review of royalty payments and low cost for regulatory and XBRL compliance, as compared to fiscal 2012.

Related Person Transaction Policy

        The Trustees meet on a quarterly basis and review and approve or ratify all of the transactions that occurred during the prior fiscal quarter. In connection with their review of the Trust's transactions, the Trustees consider whether there have been any related person transactions. In determining whether to approve a related person transaction, the Trustees consider the following factors, in addition to any other factors they deem necessary or appropriate:

  •
  whether the transaction is expressly permitted by the Agreement of Trust;

  •
  whether the terms are fair to the Trust;

  •
  whether the transaction is material to the Trust;

  •
  the role of the related person in arranging the related person transaction;

  •
  the structure of the related person transaction; and

  •
  the interests of all related persons in the related person transaction.

        The Trust maintains a written related person transaction approval policy, which sets forth the Trust's policies and procedures for the review, approval or ratification of any transaction required to be reported in the Trust's filings with the Securities and Exchange Commission. The policy applies to any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships in which the Trust is a participant and in which a related person has a direct or indirect interest.

        Certain types of transactions, which would otherwise require review, are pre-approved by the Trustees in accordance with the policy. These types of transactions include, for example, (i) transactions, which when aggregated with the amount of all other transactions between the related person and the Trust, involve less than $120,000 in a fiscal year; (ii) transactions where the interest of the related person arises only by way of a directorship or minority stake in another organization that is a party to the transaction; (iii) transactions with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services; and (iv) a transaction that is specifically contemplated by provisions of the Agreement of Trust.

        Based on their review of the Trust's transactions during the fiscal year ended January 31, 2014 and since the start of the fiscal year beginning February 1, 2014, the Trustees concluded that there were no related person transactions required to be disclosed in this Proxy Statement.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Trustees and holders of more than 10% of the Trust's Units to file with the Securities and Exchange Commission and the NYSE initial reports of ownership of Units and reports of changes in such ownership. The Commission's rules require such persons to furnish the Trust with copies of all Section 16(a) reports that they file. Based solely on a review of these reports, the Trust believes that the applicable Section 16(a) reporting requirements were complied with for all transactions which occurred in 2014.

Trust Certificate Holder Proposals

        The Trust is not required to and does not hold annual meetings of Trust Certificate Holders. Accordingly, the Trust does not publish a date by which Trust Certificate Holders must make proposals for inclusion in an annual meeting.

        The Trust Certificate Holders may initiate the calling of a Special Meeting by submitting a written request to the Trustees signed by at least 15% in interest of the Trust Certificate Holders. The written request must specify in reasonable detail the action proposed to be taken. If the Trustees fail to call a meeting within 30 days of receiving the written request, the 15% in interest of the Trust Certificate Holders, or their designated representative, may call a Special Meeting.

Annual Report

        The Trust will furnish without charge a copy of its Annual Report on Form 10-K (exclusive of exhibits) for the fiscal year ended January 31, 2014, to any person who was a Trust Certificate Holder as of April 21, 2014, upon receipt from any such person of a written request for such annual report. Such request should be sent to Deutsche Bank Trust Company Americas, Corporate Trustee, Attn: Trust & Agency Services, 60 Wall Street, 16th Floor, New York, New York 10005.

Householding Information

        Some banks, brokers and other record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that you and other holders of the Units in your household may not receive separate copies of our Proxy Statement. We will promptly deliver an additional copy of such document upon request. Such requests should be directed to Georgeson Inc., toll free at 1-866-767-8867 or Deutsche Bank Trust Company Americas, Corporate Trustee, Attn: Trust & Agency Services, 60 Wall Street, 16th Floor, New York, New York 10005.

Where You Can Find More Information

        The Units of the Trust are listed on the New York Stock Exchange under the symbol "MSB." The Trust files annual, quarterly and special reports and other information with the Securities and Exchange Commission. The Trust's SEC filings are available to the public over the internet at the SEC's web site at http://www.sec.gov. You may also read and copy any document the Trust files with SEC at the SEC Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the Public Reference Room.

        The Trust will provide copies of the reports and other information filed with the SEC to any Trust Certificate Holder, at the actual cost of reproduction, upon written request to the Corporate Trustee. Such request should be sent to Deutsche Bank Trust Company Americas, Corporate Trustee, Attn: Trust & Agency Services, 60 Wall Street, 27th Floor, New York, New York 10005. You may also access reports and other information filed with the SEC at the Trust's website: http://www.mesabi-trust.com.

        If you have any questions or require additional information concerning this Proxy Statement, please contact Georgeson Inc., toll free at 1-866-767-8867.

Very truly yours,

DEUTSCHE BANK TRUST COMPANY AMERICAS Corporate Trustee of the Mesabi Trust Assistant Vice President

 MESABI TRUST

PROXY SOLICITED ON BEHALF OF THE MESABI TRUST
FOR THE SPECIAL MEETING OF TRUST CERTIFICATE HOLDERS
TO BE HELD ON JUNE 4, 2014

        The undersigned hereby revokes all previous proxies, acknowledges receipt of the Notice of Special Meeting of Trust Certificate Holders and the Proxy Statement, and hereby constitutes and appoints James A. Ehrenberg, Richard G. Lareau, Robert C. Berglund and Deutsche Bank Trust Company Americas and each of them individually, as his or her true and lawful agents and proxies or on behalf of any entity or entities, with full power of substitution and revocation in each, to represent the undersigned, with all powers which the undersigned would possess if personally present, and to vote all Units of Beneficial Interest of the Mesabi Trust that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, on the record date at the Special Meeting of Trust Certificate Holders of the Mesabi Trust to be held at the offices of Oppenheimer Wolff & Donnelly LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402 on June 4, 2014, at 11:00 a.m. local time, and at any adjournment or postponement thereof, on all matters properly coming before such meeting.

        YOU ARE ENCOURAGED TO SPECIFY YOUR VOTE BY MARKING THE APPROPRIATE BOX ON THE REVERSE SIDE. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS CONTAINED ON THE REVERSE SIDE OF THIS PROXY. THE PROXY HOLDERS CANNOT VOTE YOUR UNITS UNLESS YOU SIGN AND RETURN THIS CARD. ANY PROXY MAY BE REVOKED IN WRITING AT ANY TIME PRIOR TO THE VOTING THEREOF.

        The proxy holders are authorized to vote upon any other matters that may properly come before the meeting or are incident to the conduct of the meeting, such as approval of one or more adjournments of the meeting for the purpose of obtaining additional Trust Certificate Holder votes.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE TRUST CERTIFICATE HOLDERS MEETING TO BE HELD ON JUNE 4, 2014

The Notice, Proxy Statement, Annual Report and directions to the meeting are available at www.mesabi-trust.com.

 MESABI TRUST

        The Trustees recommends you vote FOR the following:

A.

A.    Appointment of a successor trustee.

        Proposal One—Appointment of Michael P. Mlinar as a trustee. Mark "FOR" to elect Michael P. Mlinar.

        The undersigned hereby confers upon said proxy holders, or each of them, or their substitutes or his substitute, discretionary power and authority to vote, with respect to the Units of Beneficial Interest of the Mesabi Trust held by the undersigned, at the Special Meeting of Trust Certificate Holders of the Mesabi Trust, to be held at the offices of Oppenheimer Wolff & Donnelly LLP, 222 South Ninth Street, Suite 2000, Minneapolis, Minnesota 55402 on June 4, 2014, at 11:00 a.m. local time, and at any adjournment or postponement thereof.

☐ FOR                    ☐ WITHHOLD

B.

B.    Authorization of any motion to adjourn

        Proposal Two—Authorization of any motion to adjourn the Special Meeting, or any adjournments thereof, to a later date or dates, if necessary, to allow time for further solicitation of proxies in the event that a quorum is not present and/or there are insufficient votes present in person or represented by proxies at the Special Meeting to approve the proposals.

☐ FOR                    ☐ AGAINST                    ☐ Abstain

C.    In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof, including matters incidental to the conduct of the Special Meeting.

        Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.

        The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Trust Certificate Holders to be held on June 4, 2014.

        Please sign this Proxy EXACTLY as your name(s) appears on this Proxy card. Joint owners should each sign personally. If you are signing as a representative of the named Trust Certificate Holder (e.g. as a trustee of a trust, corporate officer or other agent on behalf of a trust, corporation or other entity) you should indicate your FULL title or the capacity in which you sign.

Signature 1—Please keep signature within the box
	Date	, 2014

Signature 2—Please keep signature within the box
	Date	, 2014

QuickLinks

YOUR VOTE IS IMPORTANT
VOTING AND QUORUM
PROPOSAL ONE—APPOINTMENT OF SUCCESSOR TRUSTEE
PROPOSAL TWO—AUTHORIZATION OF ANY MOTION TO ADJOURN
OTHER PROPOSED ACTION
GENERAL INFORMATION
TRUSTEE COMPENSATION
TRUST GOVERNANCE
INFORMATION REGARDING PRINCIPAL ACCOUNTANT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, TRUSTEES, AND NOMINEE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
ADDITIONAL INFORMATION
MESABI TRUST
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE TRUST CERTIFICATE HOLDERS MEETING TO BE HELD ON JUNE 4, 2014
MESABI TRUST